Exhibit 99.1

      Hub International Shareholders Approve Proposed Acquisition

    CHICAGO--(BUSINESS WIRE)--June 5, 2007--Hub International Limited (NYSE:HBG)(TSX:HBG) announced that its shareholders today approved the proposed plan of arrangement pursuant to which funds advised by Apax Partners together with Morgan Stanley Principal Investments will acquire all of Hub's common shares for $41.50 per share in cash.

    The plan of arrangement was approved by 92.7% of the votes cast by all shareholders at the meeting and by 91.9% of the votes cast by disinterested shareholders, which excludes members of management who have committed to make an investment in an affiliate of the entity that is acquiring Hub.

    A hearing in respect of the final order on the plan of arrangement is scheduled for tomorrow, June 6, 2007 at 10:00 a.m. (Toronto time) in the Ontario Superior Court of Justice. Subject to obtaining the final order and satisfaction of all conditions to closing, the plan of arrangement is expected to close on or around June 13, 2007.

    Headquartered in Chicago, IL, Hub International Limited is a leading North American insurance brokerage that provides a broad array of property and casualty, reinsurance, life and health, employee benefits, investment and risk management products and services through offices located in the United States and Canada.

    Forward Looking Statements:

    This press release may contain "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. We have used words such as "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," and similar expressions to indicate forward-looking statements. However, these words are not the exclusive means of identifying these forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements, including, but not limited to: risks associated with implementing our business strategies, identifying and consummating acquisitions, successfully integrating acquired businesses, attaining greater market share, resolution of regulatory issues and litigation, including those related to compensation arrangements with insurance carriers, the possibility that the receipt of contingent compensation from insurance carriers could be prohibited, developing and implementing effective information technology systems, recruiting and retaining qualified employees, fluctuations in the demand for insurance products, fluctuations in the premiums charged by insurance carriers, with corresponding fluctuations in our premium-based revenue, fluctuations in foreign currency exchange rates, any loss of services of key executive officers, industry consolidation, increased competition in the industry, the actual costs of resolution of contingent liabilities, the passage of new federal, state or provincial legislation subjecting our business to regulation in the jurisdictions in which we operate, and those risks discussed in our Annual Report on Form 10-K, particularly under the caption "Risk Factors," filed with the Securities and Exchange Commission and the Canadian securities commissions. These uncertainties and other factors also include, but are not limited to, risks associated with the transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the arrangement. Many of the factors that will determine the outcome of the subject matter of this press release are beyond Hub's ability to control or predict. We caution readers not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as otherwise expressly required by federal securities laws, we undertake no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.


    CONTACT: Hub International Limited
             W. Kirk James, 312.279.4881
             Vice President, Secretary and
             Chief Corporate Development Officer
             Kirk.james@hubinternational.com